Exhibit 99.1

Magnachip Reports Results for First Quarter 2021

•	First quarter revenue of $123.0 million was down 13.9% sequentially and up 2.1% year-over-year (YoY).

•	Gross profit margin for the first quarter was 27.9%, up 100 bps sequentially and up 370 bps YoY.

•	GAAP diluted loss per share for the first quarter was $0.19.

•	Non-GAAP diluted earnings per share was 0.22 cents.

SEOUL, South Korea, May 10, 2021 — Magnachip Semiconductor Corporation (NYSE: MX) (“Magnachip” or the “Company”) today announced financial results for the first quarter 2021.

“Magnachip delivered solid quarterly results despite the industry-wide supply constraints. Our revenue came in above the midpoint of the company’s Q1 revenue guidance range, driven by strong growth in the Power solutions business. Gross profit margin exceeded the high-end of our expectations due to the improved product mix and higher utilization,” said YJ Kim, Magnachip’s chief executive officer.

Due to the pending merger with an investment vehicle formed by an affiliate of Wise Road Capital LTD pursuant to a definitive agreement executed on March 25, 2021, Magnachip will not be hosting a quarterly earnings conference call and has suspended the practice of providing forward-looking guidance. Please review the ‘Investors’ section of the Company’s website for the quarterly financial results and SEC filings for the latest updates on the pending transaction.

Q1 2021 Financial Highlights

	In thousands of US dollars, except share data
	GAAP
	Q1 2021	Q4 2020	Q/Q change			Q1 2020	Y/Y change
Revenues
Standard Products Business
Display Solutions	58,895	82,705	down	28.8%		77,593	down	24.1%
Power Solutions	54,011	46,861	up	15.3%		33,143	up	63.0%
Transitional Fab 3 Foundry Services(1)	10,113	13,379	down	24.4%		9,737	up	3.9%
Gross Profit Margin	27.9%	26.9%	up	1.0	%pts	24.2%	up	3.7	%pts
Operating Income (Loss) (2)	(2,091)	9,206	down	122.7%		5,965	down	135.1%
Net Income (Loss) (3)	(7,473)	66,581	down	111.2%		(23,749)	up	68.5%
Basic Earnings (Loss) per Common Share	(0.19)	1.87	down	110.2%		(0.68)	up	72.1%
Diluted Earnings (Loss) per Common Share	(0.19)	1.45	down	113.1%		(0.68)	up	72.1%

	In thousands of US dollars, except share data
	Non-GAAP(3)
	Q1 2021	Q4 2020	Q/Q change			Q1 2020	Y/Y change
Adjusted Operating Income	9,971	15,355	down	35.1%		7,281	up	36.9%
Adjusted EBITDA	13,504	18,582	down	27.3%		9,895	up	36.5%
Adjusted Net Income	9,346	17,268	down	45.9%		1,092	up	755.9%
Adjusted Earnings per Common Share—Diluted	0.22	0.40	down	45.0%		0.03	up	633.3%

(1)

Following the consummation of the sale of the Foundry Services Group business and Fab 4 in Q3 2020, and for a period of up to three years, the Company will provide transitional foundry services to the buyer for foundry products manufactured in the Company’s fabrication facility located in Gumi (“Transitional Fab 3 Foundry Services”). Management believes that disclosing revenue of Transitional Fab 3 Foundry Services separately from the standard products business allows investors to better understand the results of our core standard products display solutions and power solutions businesses.

(2)

In Q1 2021, operating loss of $2.1 million included non-recurring professional fees and certain transaction related expenses of $9.8 million in connection with a definitive agreement (the “Merger Agreement”) that the Company entered into with South Dearborn Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Parent”), formed by an affiliate of Wise Road Capital LTD, and Michigan Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (“Merger Sub”). The Merger Agreement provides that, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing its corporate existence as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent.

(3)	In Q4 2020, total net income of $66.6 million included one-time recognition of deferred tax benefits of $43.9 million.
(4)

Non-GAAP financial measures are calculated based on the results from continuing operations. Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting Magnachip’s business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net income from continuing operations or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of GAAP results to non-GAAP results is included in this press release.

Safe Harbor for Forward-Looking Statements

Information in this release regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to Magnachip as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the possibility that any or all of the conditions precedent to the consummation of the pending merger may not be satisfied or waived; unanticipated difficulties or expenditures relating to the proposed merger; that the merger may not be completed in a timely manner or at all; the diversion of and attention of Magnachip’s management on merger-related issues; legal proceedings, judgments or settlements following the announcement of the proposed merger; disruptions of current plans and operations caused by the announcement and pendency of the proposed merger; potential difficulties in employee retention due to the announcement and pendency of the proposed merger; the response of customers, suppliers, business partners and regulators to the announcement of the proposed merger; the impact of changes in macroeconomic and/or general economic conditions, including those caused by or related to the COVID-19 outbreak, recessions, economic instability and the outbreak of disease; the impact of competitive products and pricing; timely design acceptance by our customers; timely introduction of new products and technologies; ability to ramp new products into volume production; industry wide shifts in supply and demand for semiconductor products; industry and/or company overcapacity; effective and cost efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses which can be eliminated; compliance with U.S. and international trade and export laws and regulations by us and our distributors; change or ratification of local or international laws and regulations, including those related to environment, health and safety; public health issues, including the COVID-19 pandemic; other business interruptions that could disrupt supply or delivery of, or demand for, Magnachip’s products, including uncertainties regarding the impacts of the COVID-19 pandemic that may result in factory closures, reduced workforces, scarcity of raw materials and goods produced in infected areas, as well as reduced consumer and business spending affecting demand for Magnachip’s products due to government and private sector mandatory business closures, travel restrictions or the like to prevent the spread of disease; and other risks detailed from time to time in Magnachip’s filings with the SEC, including our Form 10-K filed on March 9, 2021 (including that the impact of the COVID-19 pandemic, trade tensions and supply constraints may also exacerbate the risks discussed therein) and subsequent registration statements, amendments or other reports that we may file from time to time with the Securities and Exchange Commission and/or make available on our website. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal semiconductor platform solutions for communications, IoT, consumer, industrial and automotive applications. The Company provides a broad range of standard products to customers worldwide. Magnachip, with more than 40 years of operating history, owns a portfolio of approximately 1,200 registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through Magnachip’s website is not a part of, and is not incorporated into, this release.

CONTACT:

So-Yeon Jeong Head of Investor Relations Tel. +1-408-712-6151 Investor.relations@magnachip.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Revenues:
Net sales – standard products business	$112,906	$129,566	$110,736
Net sales – transitional Fab 3 foundry services	10,113	13,379	9,737

Total revenues	123,019	142,945	120,473
Cost of sales:
Cost of sales – standard products business	79,247	92,503	81,606
Cost of sales – transitional Fab 3 foundry services	9,390	11,981	9,737

Total cost of sales	88,637	104,484	91,343

Gross profit	34,382	38,461	29,130
Gross profit as a percentage of standard products business net sales	29.8%	28.6%	26.3%
Gross profit as a percentage of total revenues	27.9%	26.9%	24.2%
Operating expenses:
Selling, general and administrative expenses	12,634	12,576	12,102
Research and development expenses	13,423	11,604	10,509
Early termination and other charges	10,416	5,075	554

Total operating expenses	36,473	29,255	23,165

Operating income (loss)	(2,091)	9,206	5,965
Interest expense	(1,041)	(1,625)	(5,607)
Foreign currency gain (loss), net	(4,671)	13,256	(30,971)
Loss on early extinguishment of borrowings, net	—	(766)	—
Other income, net	620	767	838

Income (loss) from continuing operations before income tax expense	(7,183)	20,838	(29,775)
Income tax expense (benefit)	290	(47,064)	1,303

Income (loss) from continuing operations	(7,473)	67,902	(31,078)
Income (loss) from discontinued operations, net of tax	—	(1,321)	7,329

Net income (loss)	$(7,473)	$66,581	$(23,749)

Basic earnings (loss) per common share—
Continuing operations	$(0.19)	$1.91	$(0.89)
Discontinued operations	—	(0.04)	0.21

Total	$(0.19)	$1.87	$(0.68)

Diluted earnings (loss) per common share—
Continuing operations	$(0.19)	$1.47	$(0.89)
Discontinued operations	—	(0.02)	0.21

Total	$(0.19)	$1.45	$(0.68)

Weighted average number of shares—
Basic	40,292,838	35,582,966	34,893,157

Diluted	40,292,838	47,062,903	34,893,157

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	March 31,	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$290,194	$279,940
Accounts receivable, net	52,250	64,390
Inventories, net	29,964	39,039
Other receivables	5,649	4,338
Prepaid expenses	9,136	7,332
Hedge collateral	5,250	5,250
Other current assets	2,435	9,321

Total current assets	394,878	409,610
Property, plant and equipment, net	91,014	96,383
Operating lease right-of-use assets	4,592	4,632
Intangible assets, net	2,602	2,727
Long-term prepaid expenses	5,993	4,058
Deferred income taxes	42,906	44,541
Other non-current assets	9,422	9,739

Total assets	$551,407	$571,690

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$43,357	$52,164
Other accounts payable	8,261	2,531
Accrued expenses	17,867	16,241
Accrued income taxes	1,224	12,398
Operating lease liabilities	2,352	2,210
Current portion of long-term borrowings, net	—	83,479
Other current liabilities	6,558	4,595

Total current liabilities	79,619	173,618
Accrued severance benefits, net	39,070	40,462
Non-current operating lease liabilities	2,240	2,422
Other non-current liabilities	10,131	9,588

Total liabilities	131,060	226,090

Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 55,469,375 shares issued and 46,257,413 outstanding at March 31, 2021 and 44,943,854 shares issued and 35,783,347 outstanding at December 31, 2020	555	450
Additional paid-in capital	250,829	163,010
Retained earnings	279,361	286,834
Treasury stock, 9,211,962 shares at March 31, 2021 and 9,160,507 shares at December 31, 2020, respectively	(109,407)	(108,397)
Accumulated other comprehensive income (loss)	(991)	3,703

Total stockholders’ equity	420,347	345,600

Total liabilities and stockholders’ equity	$551,407	$571,690

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020
Cash flows from operating activities
Net loss	$(7,473)	$(23,749)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	3,448	7,935
Provision for severance benefits	1,771	5,071
Amortization of debt issuance costs and original issue discount	261	598
Loss on foreign currency, net	14,873	38,480
Restructuring and other charges	9,504	2,138
Provision for inventory reserves	1,504	570
Stock-based compensation	1,646	885
Deferred income tax assets	30	23
Others, net	124	107
Changes in operating assets and liabilities
Accounts receivable, net	9,794	(10,430)
Unbilled accounts receivable, net	—	6,937
Inventories	6,071	(4,863)
Other receivables	(1,438)	1,982
Other current assets	5,427	909
Accounts payable	(7,701)	1,988
Other accounts payable	(2,009)	(1,817)
Accrued expenses	(3,532)	(6,611)
Accrued income taxes	(10,700)	(274)
Other current liabilities	1,087	1,336
Other non-current liabilities	18	1,808
Payment of severance benefits	(1,493)	(2,080)
Others, net	12	125

Net cash provided by operating activities	21,224	21,068
Cash flows from investing activities
Proceeds from settlement of hedge collateral	—	4,239
Payment of hedge collateral	—	(7,841)
Purchase of property, plant and equipment	(1,082)	(3,351)
Payment for intellectual property registration	(171)	(229)
Payment of guarantee deposits	(76)	—
Others, net	(35)	55

Net cash used in investing activities	(1,364)	(7,127)
Cash flows from financing activities
Proceeds from exercise of stock options	2,538	—
Acquisition of treasury stock	(1,540)	(1,021)
Repayment of financing related to water treatment facility arrangement	(144)	(135)
Repayment of principal portion of finance lease liabilities	(16)	(60)

Net cash provided by (used in) financing activities	838	(1,216)
Effect of exchange rates on cash and cash equivalents	(10,444)	(7,089)

Net increase in cash and cash equivalents	10,254	5,636
Cash and cash equivalents
Beginning of the period	279,940	151,657

End of the period	$290,194	$157,293

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Operating income (loss)	$(2,091)	$9,206	$5,965
Adjustments:
Equity-based compensation expense	1,646	1,945	762
Early termination and other charges	10,416	5,075	554
Inventory reserve related to Huawei impact of downstream trade restrictions	—	(871)	—

Adjusted operating income	$9,971	$15,355	$7,281

We present Adjusted Operating Income as a supplemental measure of our performance. We define Adjusted Operating Income for the periods indicated as operating income (loss) adjusted to exclude (i) Equity-based compensation expense, (ii) Early termination and other charges and (iii) Inventory reserve related to Huawei impact of downstream trade restrictions.

For the three months ended March 31, 2021, early termination and other charges eliminate $10,416 thousand, of which $9,831 thousand related to non-recurring professional fees and certain transaction related expenses incurred in connection with the Merger. For the three months ended March 31, 2020, early termination and other charges eliminate $554 thousand of non-recurring professional service fees and expenses incurred in connection with certain treasury and finance initiatives.

For the three months ended December 31, 2020, early termination and other charges eliminate $5,075 thousand, of which $4,422 thousand related to the reduction of workforce under a voluntary resignation program and non-recurring professional service fees, and $653 thousand related to non-recurring professional fees and certain transaction related expenses incurred in connection with the Merger.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND ADJUSTED NET INCOME

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Income (loss) from continuing operations	$(7,473)	$67,902	$(31,078)
Adjustments:
Interest expense, net	420	863	4,930
Income tax expense (benefit)	290	(47,064)	1,303
Depreciation and amortization	3,448	3,148	2,570

EBITDA	(3,315)	24,849	(22,275)
Equity-based compensation expense	1,646	1,945	762
Early termination and other charges	10,416	5,075	554
Foreign currency loss (gain), net	4,671	(13,256)	30,971
Derivative valuation loss (gain), net	86	74	(117)
Loss on early extinguishment of borrowings, net	—	766	—
Inventory reserve related to Huawei impact of downstream trade restrictions	—	(871)	—

Adjusted EBITDA	$13,504	$18,582	$9,895

Income (loss) from continuing operations	$(7,473)	$67,902	$(31,078)
Adjustments:
Equity-based compensation expense	1,646	1,945	762
Early termination and other charges	10,416	5,075	554
Foreign currency loss (gain), net	4,671	(13,256)	30,971
Derivative valuation loss (gain), net	86	74	(117)
Loss on early extinguishment of borrowings, net	—	766	—
Inventory reserve related to Huawei impact of downstream trade restrictions	—	(871)	—
GAAP and cash tax expense difference	—	(43,874)	—
Income tax effect on non-GAAP adjustments	—	(493)	—

Adjusted Net Income	$9,346	$17,268	$1,092

Adjusted Net Income per common share—
- Basic	$0.23	$0.49	$0.03

- Diluted	$0.22	$0.40	$0.03

Weighted average number of shares – basic	40,292,838	35,582,966	34,893,157

Weighted average number of shares – diluted	47,470,416	47,062,903	35,883,200

We present Adjusted EBITDA and Adjusted Net Income as supplemental measures of our performance. We define Adjusted EBITDA for the periods indicated as EBITDA (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Early termination and other charges, (iii) Foreign currency loss (gain), net, (iv) Derivative valuation loss (gain), net, (v) Loss on early extinguishment of borrowings, net and (vi) Inventory reserve related to Huawei impact of downstream trade restrictions. EBITDA for the periods indicated is defined as Income (loss) from continuing operations before interest expense, net, income tax expense (benefit) and depreciation and amortization.

We present Adjusted Net Income by adjusting income (loss) from continuing operations to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Net Income is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Net Income for the periods as income (loss) from continuing operations, adjusted to exclude (i) Equity-based compensation expense, (ii) Early termination and other charges, (iii) Foreign currency loss (gain), net, (iv) Derivative valuation loss (gain), net, (v) Loss on early extinguishment of borrowings, net, (vi) Inventory reserve related to Huawei impact of downstream trade restrictions, (vii) GAAP and cash tax expense difference and (viii) Income tax effect on non-GAAP adjustments.

For the three months ended March 31, 2021, early termination and other charges eliminate $10,416 thousand, of which $9,831 thousand related to non-recurring professional fees and certain transaction related expenses incurred in connection with the Merger. For the three months ended March 31, 2020, early termination and other charges eliminate $554 thousand of non-recurring professional service fees and expenses incurred in connection with certain treasury and finance initiatives.

For the three months ended December 31, 2020, early termination and other charges eliminate $5,075 thousand, of which $4,422 thousand related to the reduction of workforce under a voluntary resignation program and non-recurring professional service fees, and $653 thousand related to non-recurring professional fees and certain transaction related expenses incurred in connection with the Merger.